Fees Summary	Feb. 19, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	571.98
Total Transaction Valuation	4,141,749.49
Total Offset Amount	0.00
Net Fee	$ 571.98